Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Cabaletta Bio, Inc.

2929 Arch Street, Suite 600,

Philadelphia, PA 19104,

USA

Attention: CEO

16 Aug 2023

To whom it may concern

Second Amendment to Licence and Supply Agreement (OXB ref: [***])

1.
We refer to the Licence and Supply Agreement dated 30 December 2021 entered into between Oxford Biomedica (UK) Limited and Cabaletta Bio, Inc. and subsequently amended by the first amendment dated 2nd May 2023 (the “Licence Agreement”). Unless expressly defined herein, capitalised terms use in this letter shall have the meaning set out in the Licence Agreement.

2.
Cabaletta would like OXB to cease, and OXB is willing to cease using the OXB Manufacturing Process known as ‘[***]’ to Manufacture Batches of Vector and instead use the OXB Manufacturing Process known as ‘[***]’ for the future Manufacturing of Batches.

3.
As the Batch Fee for the Manufacture of Vector using [***] is [***], the Batch Fee (of [***]) set out in Schedule 1 (Batch Fee and Cancellation Fees) of the Licence Agreement needs to be updated. We hereby agree that, from the date of this second amendment, the Batch Fee shall be as follows:

•
[***]

4.
Except as amended by this second amendment letter, all terms of the Licence Agreement shall remain unaffected. This amendment letter may be executed in any number of counterparts, each of which is an original but all of which together will constitute one amendment agreement.

5.
This amendment letter and all matters relating to it shall be governed by and construed in accordance with the laws of England and Wales. Any dispute arising out of or relating to this amendment letter shall be subject to the dispute resolution set out in clause 2 of the Licence Agreement and in the event that the Senior Officers are not able to agree either Party may submit to the exclusive jurisdiction of the courts

Oxford Biomedica (UK) Ltd

Windrush Court, Transport Way, Oxford OX4 6L T, United Kingdom

Telephone: +44 (0) 1865 783 000, www.oxb.com

Registered in England and Wales with registration number 3028927 located in London, England. Notwithstanding the foregoing, either Party may seek an interim injunction in any court of competent jurisdiction.

Please confirm your agreement by signing this amendment letter and returning a signed copy to us.

[Remainder of page intentionally left blank. Signatures follow]

On behalf of Oxford Biomedica (UK) Limited

/s/ James Miskin__________________

OXFORD BIOMEDICA (UK) LIMITED:

Name: Janes Miskin

Title: Chief Technical Officer

Date: 18-Aug-2023

Agreed on behalf of Cabaletta Bio, Inc.

/s/ Anup Marda______________________

CABALETTA BIO, INC.

Name: Anup Marda

Title: CFO

Date: 18 August 2023